Rule 497(e)

File Nos. 333-72042 and 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-3573 – PremierSolutions Chicago Public Schools
333-72042	HV-5795 – PremierSolutions Standard (Series A)
333-72042	HV-6775 – PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 – PremierSolutions Standard (Series A-II)

333-151805	HV-6776 – Premier InnovationsSM
333-151805	HV-6777 – Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 – Premier InnovationsSM (Series II)

Supplement dated December 14, 2021 to your Prospectus

On July 26, 2021, Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund’s Investment Manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each Sub-adviser to certain Funds, and Wells Fargo Funds Distributor, LLC, the Funds’ principal underwriter, will each migrate to Allspring name.

As a result of the change, all references to Wells Fargo Funds Management, LLC sub-advised by Wells Capital Management, LLC in your Prospectus will be migrated to Allspring Global Investments, LLC.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.